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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2004

NS GROUP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	1-9838	61-0985936

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 West Ninth Street, Newport, Kentucky 41071 (Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 292-6809

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 REGULATION FD DISCLOSURE

     NS Group, Inc. will present the following materials in the form of a slide show presentation and/or printed charts to various individual and institutional investors commencing September 10, 2004, at the Raymond James & Associates Small Cap Investor Forum.

     The information in this Current Report and the exhibit attached to this Current Report as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Slide show presentation first presented by NS Group, Inc. on September 10, 2004, at the Raymond James & Associates Small Cap Investor Forum

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC.

Date: September 10, 2004	By: /s/ Thomas J. Depenbrock Thomas J. Depenbrock Vice President — Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	September 10, 2004 slide presentation